UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): March 3, 2010

SLM Student Loan Trust 2003-4

(Exact name of issuer as specified in its charter)

DELAWARE	333-97247/ 333-97247-01	61-1466416
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

c/o The Bank of New York Mellon Trust

Company, National Association

10161 Centurion Parkway

Jacksonville, Florida 32256

(Address of issuer’s principal executive offices)

Issuer’s telephone number including area code: (703) 984-6419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on page 3

Item 8.01 OTHER EVENTS.

On March 3, 2010 Sallie Mae, Inc., in its capacity as administrator, furnished to the applicable remarketing agents a preliminary remarketing memorandum (the “Remarketing Memorandum”) for distribution to certain qualified institutional buyers for purposes of remarketing the SLM Student Loan Trust 2003-4 Class A-5A Reset Rate Notes, Class A-5D Reset Rate Notes and Class A-5E Reset Rate Notes. The Remarketing Memorandum included tables which provide a description of the SLM Student Loan Trust 2003-4 student loan pool as of February 1, 2010. These tables are attached as an exhibit to this current report.

Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

99.1	Tables showing SLM Student Loan Trust 2003-4 Pool Information as of February 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM STUDENT LOAN TRUST 2003-4 By: SALLIE MAE, INC., in its capacity as administrator of the Trust

	By:	/s/ STEPHEN J. O’CONNELL
	Name:	Stephen J. O’Connell
Date: March 3, 2010	Title:	Senior Vice President

SLM STUDENT LOAN TRUST 2003-4

Form 8-K

CURRENT REPORT

EXHIBIT INDEX

Exhibit Number	Description
99.1	Tables showing SLM Student Loan Trust 2003-4 Pool Information as of February 1, 2010.

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